September 10, 1998

COHEN & STEERS SPECIAL EQUITY FUND, INC.

Supplement to Prospectus dated May 1, 1998


Since March 1998, shares of the Fund have been available for purchase only by existing shareholders of record. Effective today, the Fund will reopen to new investors for an indefinite period of time. In the future, the Fund's Board of Directors will periodically consider whether, in light of then-existing market conditions, the Fund should impose limitations on the sale of its shares.